HC2 HOLDINGS, INC. Third Quarter 2018 Conference Call © HC2 Holdings, Inc. 2018

Safe Harbor Disclaimers Special Note Regarding Forward-Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this presentation include, without limitation, our 2018 guidance for the Construction and Marine Services segments and statements regarding our expectations regarding building shareholder value and future cash [flow] and invested assets. Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent statements and reports filed with the Securities and Exchange Commission (“SEC”), including in our reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions; the ability of HC2's subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition or disposition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2. Although HC2 believes its expectations and assumptions regarding its future operating performance are reasonable, there can be no assurance that the expectations reflected herein will be achieved. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and unless legally required, HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. © 2 0 1 8 H C 2 H O L D I N G S , I NC. 1

Safe Harbor Disclaimers Non-GAAP Financial Measures In this presentation, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Core Operating Subsidiary Adjusted EBITDA, Total Adjusted EBITDA (excluding the Insurance segment), Adjusted EBITDA for its operating segments, Adjusted Operating Income for the Insurance segment and Pre-Tax Adjusted Operating Income for the Insurance segment. Adjusted EBITDA Management believes that Adjusted EBITDA measures provide investors with meaningful information for gaining an understanding of the Company’s results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation, amortization and the other items for which adjustments are made as noted in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. In addition, management uses Adjusted EBITDA measures in evaluating certain of the Company’s segments performance because they eliminate the effects of considerable amounts of non-cash depreciation and amortization and items not within the control of the Company’s operations managers. While management believes that these non-GAAP measurements are useful as supplemental information, such adjusted results are not intended to replace our GAAP financial results and should be read together with HC2’s results reported under GAAP. Management defines Adjusted EBITDA as Net income (loss) as adjusted for depreciation and amortization; amortization of equity method fair value adjustments at acquisition; (gain) loss on sale or disposal of assets; lease termination costs; asset impairment expense; interest expense; net gain (loss) on contingent consideration; loss on early extinguishment or restructuring of debt; gain (loss) on sale of subsidiaries; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; (gain) loss from discontinued operations; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; non-recurring items; and acquisition and disposition costs. A reconciliation of Adjusted EBITDA to Net Income (Loss) is included in the financial tables at the end of this presentation. Management recognizes that using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and do not purport to be alternatives to net income (loss) or other GAAP financial measures or a measure of our operating performance. Total Adjusted EBITDA excludes the results of operations and any consolidating eliminations of our Insurance segment. Adjusted Operating Income Adjusted Operating Income ("Insurance AOI") and Pre-tax Adjusted Operating Income (“Pre-tax Insurance AOI”) for the Insurance segment are non- GAAP financial measures frequently used throughout the insurance industry and are economic measures the Insurance segment uses to evaluate its financial performance. Management believes that Insurance AOI and Pretax Insurance AOI measures provide investors with meaningful information for gaining an understanding of certain results and provide insight into an organization’s operating trends and facilitates comparisons between peer companies. However, Insurance AOI and Pre-tax Insurance AOI have certain limitations, and we may not calculate it the same as other companies in our industry. It should, therefore, be read together with the Company's results calculated in accordance with GAAP. Similarly to Adjusted EBITDA, using Insurance AOI and Pre-tax Insurance AOI as performance measures have inherent limitations as an analytical tool as compared to income (loss) from operations or other GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Insurance AOI and Pre-tax Insurance AOI should not be considered in isolation and do not purport to be an alternative to income (loss) from operations or other GAAP financial measures as measures of our operating performance. Management defines Insurance AOI as Net income (loss) for the Insurance segment adjusted to exclude the impact of net investment gains (losses), including OTTI losses recognized in operations; asset impairment; intercompany elimination; gain on bargain purchase; reinsurance gain; and acquisition costs. Management defines Pre-tax Insurance AOI as Insurance AOI adjusted to exclude the impact of income tax (benefit) expense recognized during the current period. Management believes that Insurance AOI and Pre-tax Insurance AOI provide meaningful financial metrics that help investors understand certain results and profitability. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions. © 2 0 1 8 H C 2 H O L D I N G S , I NC. 2

Agenda OVERVIEW AND Philip A. Falcone Chairman, President and CEO FINANCIAL HIGHLIGHTS Philip A. Falcone Chairman, President and CEO Michael J. Sena Chief Financial Officer Q AND A Andrew G. Backman Managing Director © 2 0 1 8 H C 2 H O L D I N G S , I NC. 3

Quarterly Overview

Segment Financial Summary ($m) Q3 2018 Q3 2017 YTD 2018 YTD 2017 Core Operating Subsidiaries Construction $16.0 $16.8 $41.5 $36.5 Marine Services 7.9 8.8 25.8 28.8 Energy 1.0 0.3 4.7 2.5 Telecom 1.5 1.5 3.9 5.3 Total Core Operating $26.3 $27.3 $75.8 $73.0 Adjusted Early Stage and Other Holdings EBITDA Life Sciences ($3.0) ($8.2) ($12.2) ($17.1) Broadcasting (2.4) - (13.7) - Other (1.0) (1.1) (2.2) (4.4) Total Early Stage and Other ($6.4) ($9.3) ($28.1) ($21.6) Non-Operating Corporate ($6.2) ($8.3) ($18.3) ($20.4) Total HC2 (excluding Insurance) $13.7 $9.8 $29.4 $31.1 Pre-Tax Core Financial Services Insurance AOI* Insurance ($11.3) $17.0 ($8.7) $20.6 *Includes results from the long-term care insurance business recently acquired from Humana, Inc. (NYSE: HUM) Note: Reconciliations of Adjusted EBITDA and Pre-Tax Insurance AOI to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Broadcasting segment was formed in Q1 2018; no comparable results for Q3 and YTD 2017. All data as of September 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 5

Third Quarter 2018 Highlights

Construction	◆ 3Q18 Adjusted EBITDA \$16.0m vs. \$16.8m for 3Q17; YTD18 Adjusted EBITDA \$41.5m vs. \$36.5m for YTD17
	◆ \$615m reported backlog; \$632m backlog taking into consideration awarded, but not yet signed contracts;
	◆ Acquiring GrayWolf Industrial, a specialty maintenance, repair and installation service provider for \$135M
	   ◆ Provides diversification of revenue and earnings; helps offset cyclicality of commercial construction market
	   ◆ Just over \$20 million in annual Adjusted EBITDA with minimal capex, strong cash flows and Blue-Chip customer base
	◆ Reaffirm FY18 Guidance: Continue to expect \$60m and \$65m of FY18 Adjusted EBITDA

Marine Services	◆ 3Q18 Adjusted EBITDA \$7.9m vs. \$8.8m for 3Q17; YTD18 Adjusted EBITDA \$25.8m vs. \$28.8m for YTD17
	◆ GMSL – Continued solid backlog at \$358m -- Huawei Marine equity investment - Continued strong backlog over \$350m
	◆ 3Q18 performance driven by the Huawei Marine Network equity investment, offset by higher than expected costs on a certain offshore power construction project and increases in unutilized vessel costs attributable to timing of new project work
	◆ Huawei Marine Network implemented a new long-term annual dividend policy after several years of meaningful shareholder value creation:
	   ◆ Global Marine received ~US\$10m of dividends in 3Q18; Will receive additional special dividends of ~\$4.9m in 4Q18 and ~\$4.9m in 2Q19
	   ◆ Going forward, equity investment partners will annually distribute a <u>minimum</u> of 30% of cumulative distributable net profits as dividends based on audited annual financials
	◆ Executed five-year cable repair framework agreement with a leading offshore wind power developer covering their European assets
	◆ Exploring strategic alternatives for the Global Marine business, including a potential sale; proceeds to pay down HC2 Holdco debt
	◆ Reaffirm FY18 Guidance: Continue to expect \$45m and \$50m of FY18 Adjusted EBITDA

Energy	◆ 3Q18 Adjusted EBITDA \$1.0m vs. \$0.3m for 3Q17; YTD18 Adjusted EBITDA \$4.7m vs. \$2.5m for YTD17 ◆ Seek to increase existing station utilization; Focus on business development and marketing efforts to drive organic sales; Develop preferred fueling agreements with new and existing customers to ramp volumes; Continue to increase flow of Renewable Natural Gas (RNG) through ANG stations
Telecom	◆ 3Q18 Adjusted EBITDA \$1.5m vs. \$1.5m for 3Q17; YTD18 Adjusted EBITDA \$3.9m vs, \$5.3m for YTD17 ◆ ICS Group to acquire Go2Tel.com Inc. a well-established VoIP carrier that offers high-quality termination services, primarily in Latin America, South America and the Caribbean region

© 2018 HC2 Holdings, Inc.
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Third Quarter 2018 Highlights (con't)

Insurance	◆ Completed Acquisition of Humana's ~$2.4 billion long-term care insurance business – (Closed 8/9/18) ◆ 3Q18 Pretax Insurance AOI ($11.3) million vs. $17.0 million 3Q17 ◆ YTD18 Pretax Insurance AOI ($8.7) million vs. $20.6 million YTD17 ◆ As of September 30, 2018, inclusive of Humana assets: – Statutory Surplus ~$300 million – Total Adjusted Capital ~$330 million – GAAP Assets of ~$5.5 billion – Cash and Invested Assets ~$4.1 billion ◆ ~$15 million annual investment management fee, with potential back-end upside ◆ Ring-fenced liabilities / no-parent guarantees
Pansend	◆ The U.S. Food and Drug Administration has granted Breakthrough Device designation to Medibeacon for the company's Transdermal GFR Measurement System ("TFGR"). The device is intended to measure Glomerular Filtration Rate ("GFR") in patients with impaired or normal renal function.[1] ◆ Under the Breakthrough Devices program, a provision of the 21st Century Act, the FDA works with companies to expedite regulatory review in order to give patients more timely access to diagnostic and therapeutic technologies. ◆ The TGFR is designed to provide clinicians real-time measurement of GFR at the point of care with no need for blood sampling or urine collection. The ability to measure GFR is of high clinical interest, especially in patients with or at risk of kidney disease. ◆ R2 Dermatology and MediBeacon remain in discussions with strategic parties for possible monetizations
Broadcasting	◆ 3Q18 Adjusted EBITDA ($2.4) million; YTD18 Adjusted EBITDA ($13.7) million ◆ Operational Stations*: 164 – Full-Power Stations: 14 – Class A Stations: 52 – LPTV Stations: 98 – Silent Licenses & Construction Permits: ~400 ◆ U.S. Markets*: >130 ◆ Total Footprint Covers Approximately 60% of the U.S. Population* ◆ Obtained $38 million debt and equity financing; – $35 million one-year secured note; 8.5% rate payable at maturity and secured by certain of HC2 Station Group, Inc. and HC2 LPTV Holdings, Inc.'s assets – 2.0% of outstanding common stock of HC2 Broadcasting purchased for $3.1 million – Issued warrants to purchase additional 2.0% of common stock of HC2 Broadcasting

PANSEND

(1) Data on file, Medibeacon, Inc., St. Louis, MO.
* Metrics include pending transactions as of November 6, 2018.

© 2018 HC2 Holdings, Inc.

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2018 Focus and Priorities – Update  Monetization / Value Creation Within Diverse HC2 Portfolio – Sold BeneVir to Janssen Biotech (Johnson & Johnson) for up to $1.04 billion [2Q18] – Closed on the acquisition of Humana’s $2.4 billion long-term care insurance business;  Combined Total Adjusted Capital is now approximately $330M [3Q18] – Announced the evaluation of strategic alternatives for Global Marine, including potential sale – Announced DBM Global’s pending acquisition of Graywolf Industrial; diversification of revenue and service offering strong, stable cash flow [4Q18]  Continued Focused Expansion of Over-The-Air Broadcast Television Strategy – Expanded market reach by building a nationwide network through strategic acquisitions – Identified significant opportunities to reduce costs and increase efficiencies – Building out and integrating infrastructure to support vision of creating a valuable content distribution “pipeline”  Optimization of HC2 Capital Structure – Expect to price and close a new senior secured debt offering to refinance our existing 11% notes – Obtained $38 million new debt and equity financing at Broadcasting subsidiary, validating the Broadcasting strategy and vision  Diverse and Meaningful Sources of Liquidity at HC2 Holdco  Re-Affirmed 2018 Guidance for Construction & Marine Services – DBM Global: Currently expect $60 million - $65 million of FY18 Adjusted EBITDA – Global Marine: Currently expect $45 million - $50 million of FY18 Adjusted EBITDA HC2 does not guarantee future results of any kind. Guidance is subject to risks and uncertainties, including, without limitation, those factors outlined in the “Forward Looking Statements” of this presentation and the “Risk Factors” section of the company’s annual and quarterly reports filed with the Securities and Exchange Commission (SEC). © 2 0 1 8 H C 2 H O L D I N G S , I NC. 8

Questions and Answers

Appendix:

HC2's Diversified Portfolio

Core Operating Subsidiaries

Construction: DBM Global (SCHUFF)

- 3Q18 Revenue: $195.4m
- 3Q18 Adj. EBITDA: $16.0m
- YTD18 Adj. EBITDA: $41.5m
- Backlog $615m; ~$632m with contracts awarded, but not yet signed
- Solid long-term pipeline
- Pending acquisition of Graywolf Industrial

Marine Services: GMSL

- 3Q18 Revenue: $44.8m
- 3Q18 Adj. EBITDA: $7.9m
- YTD18 Adj. EBITDA: $25.8m
- GMSL Backlog $358m
- Huawei equity investment Backlog: ~$350m
- Solid long term telecom and offshore power maintenance & install opportunities
- Evaluating strategic alternatives including a potential sale

Energy: ANG

- 3Q18 Revenue: $4.6m
- 3Q18 Adj. EBITDA: $1.0m
- YTD18 Adj. EBITDA: $4.7m
- Delivered 2,977,000 Gasoline Gallon Equivalents (GGEs) in 3Q18 vs. 2,739,000 GGEs in 3Q17
- ~40 stations currently owned or operated or under development vs. two stations at time of HC2's initial investment in 3Q14

Telecommunications: PTGi ICS

- 3Q18 Revenue: $187.8m
- 3Q18 Adj. EBITDA: $1.5m
- YTD18 Adj. EBITDA: $3.9m
- Continued focus on higher margin wholesale traffic mix and improved operating efficiencies

Core Financial Services Subsidiaries

Insurance: CIG

- ~$300m of statutory surplus
- ~$330m total adjusted capital
- ~$5.5b total GAAP assets
- ~$4.1b cash & invested assets
- Platform for growth through additional M&A including recent acquisition of Humana's ~$2.4b long-term care portfolio

Early Stage and Other Holdings

Life Sciences: PANSEND

- **BeneVir:** Oncolytic viral immunotherapy for treatment of solid cancer tumors; Sold to Janssen Biotech (Johnson & Johnson) for up to $1.04 billion 2Q18
- **MediBeacon:** Unique non-invasive real-time monitoring of kidney function; MediBeacon recently granted Breakthrough Device designation from the FDA; MediBeacon's device is intended to measure GFR in patients with impaired or normal kidney function
- **R2 Dermatology:** Medical device to brighten skin based on Mass. General Hospital technology, including two FDA approvals
- **Genovel:** Novel, Patented, "Mini Knee" and "Anatomical Knee" replacements
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security, imaging, sensors, optics, fluidics, robotics & mobile healthcare

Broadcasting:

- **HC2 Broadcasting Holdings**
  Our Vision: Capitalize on the opportunities to bring valuable content to more viewers over-the-air and position the company for a changing media landscape

All data as of September 30, 2018 unless otherwise noted; Humana acquisition closed on 8/9/18

© 2018 HC2 Holdings, Inc.

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Consolidated Financial Summary ($m) Q3 2018 Q3 2017 YTD 2018 YTD 2017 Total Net Revenue $501.4 $406.4 $1,451.8 $1,175.6 Total Operating Expenses 525.7 395.8 1,495.5 1,175.3 Income (Loss) From Operations (24.4) 10.6 (43.6) 0.3 Statement of Interest Expense (17.5) (13.2) (54.0) (39.4) Operations Income From Equity Investees (Selected Financial Data) 8.1 1.0 13.7 12.7 Income (loss) Before Taxes 142.3 4.5 194.3 (28.5) Net Loss attributable to common $152.8 ($6.7) $171.7 ($40.5) and participating preferred Core Operating Adjusted EBITDA $26.3 $27.3 $75.8 $73.0 Non-GAAP Measures Total Adjusted EBITDA (excl. $13.7 $9.8 $29.4 $31.1 Insurance) Pre-Tax Insurance AOI* ($11.3) $17.0 ($8.7) $20.6 *Includes results from the long-term care insurance business recently acquired from Humana, Inc. (NYSE: HUM) Note: Reconciliations of Adjusted EBITDA and Pre-Tax Insurance AOI to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. All data as of September 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 12

Segment Financial Summary

($m)		Q3 2018	Q2 2018	Q1 2018	FY 2017	Q4 2017	Q3 2017	Q2 2017	Q1 2017	FY 2016
Adjusted EBITDA	**Core Operating Subsidiaries**									
	Construction	$16.0	$15.5	$10.0	$51.6	$15.1	$16.8	$11.1	$8.6	$59.9
	Marine Services	7.9	20.4	(2.4)	44.0	15.3	8.8	3.6	16.3	41.2
	Energy	1.0	3.0	0.7	2.9	0.4	0.3	1.0	1.2	2.5
	Telecom	1.5	1.3	1.1	6.9	1.6	1.5	2.2	1.7	5.6
	Total Core Operating	**$26.3**	**$40.2**	**$9.3**	**$105.5**	**$32.4**	**$27.3**	**$17.9**	**$27.8**	**$109.1**
	Early Stage and Other Holdings									
	Life Sciences	($3.0)	($4.9)	($4.4)	($22.4)	($5.2)	($8.2)	($4.9)	($4.1)	($12.0)
	Broadcasting	(2.4)	(6.2)	(5.1)	(0.8)	(0.8)	0.0	0.0	0.0	0.0
	Other	(1.0)	(1.0)	(0.2)	(2.3)	2.1	(1.1)	(2.2)	(1.2)	(11.2)
	Total Early Stage and Other	**($6.4)**	**($12.1)**	**($9.6)**	**($25.5)**	**($3.9)**	**($9.3)**	**($7.1)**	**($5.2)**	**($23.2)**
	Non-Operating Corporate	($6.2)	($5.4)	($6.7)	($29.2)	($8.7)	($8.3)	($6.3)	($5.9)	($25.7)
	Total HC2 (excluding Insurance)	**$13.7**	**$22.7**	**($6.9)**	**$50.8**	**$19.7**	**$9.8**	**$4.6**	**$16.7**	**$60.2**
Pre-Tax Insurance AOI*	**Core Financial Services**									
	Insurance	$(11.3)	$0.5	$2.2	$24.2	$3.6	$17.0	$4.1	($0.5)	($2.7)

*Includes results from the long-term care insurance business recently acquired from Humana, Inc. (NYSE: HUM)

Note: Reconciliations of Adjusted EBITDA and Pre-Tax Insurance AOI to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Pre-Tax Insurance Adjusted Operating Income for Q1 2016 was adjusted to exclude certain intercompany eliminations to better reflect the results of the Insurance segment, and remain consistent with internally reported metrics. Additional details in appendix.

All data as of September 30, 2018 unless otherwise noted
© 2018 HC2 Holdings, Inc.
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Construction: DBM Global Inc.

Third Quarter Update

- 3Q18 Net Income: $9.2m vs. $7.1m in 3Q17; YTD18 Net Income $20.1m vs. $14.5m for YTD17
- 3Q18 Adjusted EBITDA: $16.0m vs. $16.8m in 3Q17
- YTD18 Adjusted EBITDA: $41.5m vs. $36.5m for the comparable 2017 YTD period
- Backlog of $615m at end of 3Q18, vs. $656m in year-ago quarter
  - ~$632m taking into consideration awarded, but not yet signed contracts
- Continued ramp of Inglewood Stadium (LA Rams / Chargers); Loma Linda Hospital; Google Bayview
- Acquiring GrayWolf Industrial, a specialty maintenance, repair and installation service provider for $135M
  - Provides diversification of revenue and earnings; helps offset cyclicality of commercial construction market
  - Just over $20 million annual Adjusted EBITDA with minimal capex, strong cash flows and Blue-Chip customer base
- Reaffirm FY18 Guidance: Continue to expect $60 million and $65 million of FY18 Adjusted EBITDA

Strategic Initiatives

- Continue to select profitable, strategic and "core competency" jobs, not all jobs
- Solid long-term pipeline of prospective projects; No shortage of transactions to evaluate
- Commercial / Healthcare sectors remain strong, primarily in West region
- Continue to diversify core business to counter cyclicality of commercial construction
- Opportunities to add higher margin, value added services to overall product offering (e.g. BDS VirCon/PDC/Candraft)
- Expanding U.S. bridge & infrastructure construction opportunities



Loma Linda Hospital



Historical Performance
$526.1
$513.8
$502.7
$579.0
$45.8
8.7%
$52.0
10.1%
$59.9
11.9%
$51.6
8.9%
2014PF
2015A
2016A
2017A
Adjusted EBITDA
Revenue



Los Angeles Rams Stadium

All data as of September 30, 2018 unless otherwise noted

© 2018 HC2 Holdings, Inc.

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Marine Services: Global Marine Group

Third Quarter Update

- 3Q18 Net Income (Loss): Net (Loss) ($0.5)m vs. Net Income $0.8m in 3Q17; YTD18 Net Income $4.1m vs. $8.9m for YTD17
- 3Q18 Adjusted EBITDA: $7.9m vs. $8.8m in 3Q17; Strong 3Q18 performance from Huawei Marine equity investment, offset by some higher than expected costs on a certain offshore power construction project and an increase in unutilized vessel costs attributable to recently acquired marine assets and the timing of new project work
- YTD18 Adjusted EBITDA: $25.8m vs. $28.8m for the comparable 2017 YTD period
- Global Marine backlog of $358m at 3Q18 quarter-end -- Huawei Marine equity investment - Continued strong backlog of ~$350m
- Huawei Marine Network implemented a new long-term annual dividend policy after several years of meaningful shareholder value creation:
    - Global Marine received ~US$10m of dividends in 3Q18; Will receive additional special dividends of ~$4.9m in 4Q18 and ~$4.9m in 2Q19
    - HMN will annually distribute a minimum of 30% of cumulative distributable net profits as dividends based on audited annual financials.
- Exploring strategic alternatives for the Global Marine business, including a potential sale; proceeds to pay down HC2 debt
- Reaffirm FY18 Guidance: Continue to expect $45 million and $50 million of FY18 Adjusted EBITDA

Strategic Initiatives

HUAWEI MARINE — 49% ownership

Total HMN*	2017	2016	2015	2014
Revenue	~$246m	~$207m	~$203m	~$88m
Profit	~$37m	~$25m	~$14m	~$2m
Cash, Equivalents, & AFS Securities	~$73m	~$48m	~$27m	~$16m

SBSS — 49% ownership

- Equity investment established in 1995 with China Telecom
- China's leading provider of submarine cable installation
- Located in Shanghai and possesses a fleet of advanced purpose-built cable ships





Historical Performance
$163.6
$134.9
$161.9
$169.5
$50.0
$42.1
$41.2
$44.0
29.8%
31.2%
25.4%
26.0 %
2014PF
2015A
2016A
2017A
Adjusted EBITDA
Revenue



Note: 2014 PF Adj. EBITDA inclusive of approx. $10m offshore power installation vs. minimal contribution in 2015 & 1H16 as a result of Prysmian agreement which expired in 4Q15

*Currency Exchange: CNY:USD 1:0.129 used for illustrative purposes
All data as of September 30, 2018 unless otherwise noted

© 2018 HC2 Holdings, Inc.

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Energy: American Natural Gas (ANG) Third Quarter Update  3Q18 Net Income (Loss): Net (Loss) ($0.6)m vs. ($0.9)m in 3Q17; YTD18 Net (Loss) of ($0.6)m vs. ($2.0)m for YTD17  3Q18 Adjusted EBITDA: $1.0m vs. $0.3m in 3Q17  YTD18 Adjusted EBITDA: $4.7m vs. $2.5m for the comparable 2017 YTD period  Delivered 2,977,000 Gasoline Gallon Equivalents (GGEs) in 3Q18 vs. 2,739,000 GGEs in 3Q17  Seek to increase existing station utilization  Continued focus on business development and marketing efforts to drive organic sales  Develop preferred fueling agreements with new and existing customers to ramp volumes and continue to increase flow of Renewable Natural Gas (RNG) through ANG stations  ~40 stations currently owned or operated or under development vs. two stations at time of initial investments (3Q14) Historical Performance Adjusted EBITDA Revenue $16.4 $6.8 $6.4 $2.9 $1.8 $2.5 39.6% 17.7% $0.9 12.8% (14.1%) -$0.4 2014A 2015A 2016A 2017A All data as of September 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 16

Telecommunications: PTGi-ICS Third Quarter Update  3Q18 Net Income: $1.3m vs. $1.3m in 3Q17; YTD18 Net Income of $3.4m vs. $4.9m for YTD17  3Q18 Adjusted EBITDA: $1.5m vs. $1.5m in 3Q17  YTD18 Adjusted EBITDA: $3.9m vs. $5.3m for the comparable 2017 YTD period  ICS Group to acquire Go2Tel.com Inc. a well-established VoIP carrier that offers high-quality termination services, primarily in Latin America, South America and the Caribbean region  One of the key objectives: leverage the infrastructure and management expertise within PTGi-ICS – Over 800+ wholesale interconnections globally provides HC2 the opportunity to leverage the existing cost effective infrastructure by bolting on higher margin products and M&A opportunities – A focused strategic initiative has been launched within PTGi-ICS to identify potential M&A opportunities Historical Performance Adjusted EBITDA $735.0 Revenue $701.9 $6.9 $460.4 $5.6 $162.0 $2.0 1.0% 0.8% 0.4% (0.1%) $(1.2) 2014A 2015A 2016A 2017A All data as of September 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 17

Insurance: Continental Insurance Group Third Quarter Update  Continental Insurance Group serves as HC2’s insurance platform and, through its wholly owned subsidiary, Continental LTC Inc. (“CLI”), offers a platform for run-off Long Term Care (“LTC”) books of business  “Ring Fenced” Liabilities – No Parent Guarantees – 3Q18 Net Income: $141.1m vs. $4.3m in 3Q17 – 3Q18 Pre-Tax Insurance AOI: ($11.3)m vs. $17.0m in 3Q17 – ~$300m statutory surplus at end of third quarter – ~$330m total adjusted capital at end of third quarter – ~$5.5b in total GAAP assets at September 30, 2018 – ~$4.1b in cash and invested assets at September 30, 2018  Recent acquisition of Humana’s ~$2.4 billion Long-Term Care Insurance Business: (Closed 8/9/18) – Significantly grew the platform and leverages Continental’s insurance operations in Austin, Texas – Opportunity to meaningfully increase investment portfolio yield – Validates and endorses HC2’s insurance platform and strategy – Expected ~$15m annual investment management fee, with potential back-end upside Note: Reconciliation of Pre-Tax Insurance AOI to U.S. GAAP Net Income in appendix. All data as of September 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 18

Pansend

HC2's Pansend Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products

BeneVir	• Recently completed sale to Janssen Biotech, Inc. (Johnson & Johnson) for up to $1.04 billion (2Q18); $8m total investment • 76% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors • Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion • Benevir's T-Stealth is a second generation oncolytic virus with new features and new intellectual property • BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth) • Granted new patent entitled *"Oncolytic Herpes Simplex Virus and Therapeutic Uses Thereof"*, covering the composition of matter for Stealth-1H, BeneVir's lead oncolytic immunotherapy, as well as other platform assets (2Q17)
MediBeacon	• 50% equity ownership in company with unique technology and device for monitoring of real-time kidney function • The U.S. Food and Drug Administration has granted Breakthrough Device designation to Medibeacon for the company's Transdermal GFR Measurement System ("TFGR"). The device is intended to measure Glomerular Filtration Rate ("GFR") in patients with impaired or normal renal function.[1] • Under the Breakthrough Devices program, a provision of the 21st Century Act, the FDA works with companies to expedite regulatory review in order to give patients more timely access to diagnostic and therapeutic technologies. • The TGFR is designed to provide clinicians real-time measurement of GFR at the point of care with no need for blood sampling or urine collection. The ability to measure GFR is of high clinical interest, especially in patients with or at risk of kidney disease.
R2 dermatology	• 74% equity ownership of dermatology company focused on lightening and brightening skin • Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan • Over $20 billion global market • Received Food and Drug Administration approval for the R2 Dermal Cooling System (4Q16) • Received Food and Drug Administration approval for second generation R2 Dermal Cooling System (2Q17)
GENOVEL	• 80% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee. • "Mini-Knee" for early osteoarthritis of the knee; "Anatomical Knee" – A Novel Total Knee Replacement • Strong patent portfolio
TRIPLE RING technologies	• Profitable technology and product development company • Areas of expertise include medical devices, homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare • Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space • Contract R&D market growing rapidly • Customers include Fortune 500 companies and start-ups

(1) Data on file, Medibeacon, Inc., St. Louis, MO.
All data as of September 30, 2018 unless otherwise noted

Note: Equity ownership percentages do not reflect fully diluted amounts, except Benevir, which reflects fully diluted ownership at the time of disposition.

© 2018 HC2 Holdings, Inc.

19

Pansend: BeneVir / Janssen Acquisition Summary

BeneVir:

- **BeneVir was a portfolio company of Pansend, our Life Sciences segment**
  - Focused on the development of a patent-protected oncolytic virus, BV-2711, for the treatment of solid cancer tumors
- **Pansend was the owner of all of BeneVir's outstanding preferred stock, through which Pansend held an approximate 80%, or ~76% on a fully diluted basis, controlling interest in BeneVir**
- **On June 11th, 2018, BeneVir completed its sale to Janssen Biotech, Inc. ("Janssen"), one of the Janssen Pharmaceutical Companies of Johnson & Johnson**
- **Janssen made an upfront cash payment of $140 million to BeneVir shareholders at the closing, of which HC2 received approximately $73 million, excluding approximately $9 million being held in escrow**
- **Janssen will make additional payments of up to $900 million to BeneVir shareholders if achievement of certain predetermined milestones are met**
- **HC2 had invested ~$8 million in BeneVir since inception**

© 2018 HC2 Holdings, Inc.
20

HC2 Broadcasting Holdings Inc.

Business Description*

- HC2 Broadcasting Holdings Inc., a subsidiary of HC2 Holdings, has strategically acquired broadcast assets across the United States
- HC2's broadcast vision is to capitalize on the opportunities to bring valuable content to more viewers over-the-air and position the company for a changing media landscape



UNITED STATES

Legend
- 30 MHz or more
- 24 MHz
- 18 MHz
- 12 MHz
- 6 MHz

Broadcast Television Stations: Key Metrics**

- Operational Stations: 164
  - Full-Power Stations: 14
  - Class A Stations: 52
  - LPTV Stations: 98
- Silent Licenses & Construction Permits: ~400
- U.S. Markets: >130
- Total Footprint Covers Approximately 60% of the U.S. Population

Select Management:

- Kurt Hanson – Chief Technology Officer, HC2 Broadcasting Holdings
- Louis Libin – Managing Director, Strategy, HC2 Broadcasting Holdings
- Les Levi – Chief Operating Officer, HC2 Broadcasting Holdings
- Rebecca Hanson – General Counsel, HC2 Broadcasting Holdings
- Manuel Abud – President and CEO, Azteca America

* Map based on 2010 population data
** Metrics include pending transactions as of November 6, 2018.

© 2018 HC2 Holdings, Inc.

21

Notable Financial and Other Updates  Collateral Coverage Ratio Exceeded 2.00x at Quarter End (3Q18)  $82.5 million in Consolidated Cash (excluding Insurance segment) at Quarter End (3Q18) – $44.4 million Corporate Cash at Quarter End  2018 Key Priorities: – Monetization / value creation within diverse HC2 portfolio – Continued focused expansion of Over-the-Air broadcast television strategy – Optimization of HC2 capital structure  Re-Affirmed 2018 Guidance for Construction & Marine Services – DBM Global: Continue to expect $60 million - $65 million of FY18 Adjusted EBITDA – Global Marine: Continue to expect $45 million - $50 million of FY18 Adjusted EBITDA ($m) Balance Sheet (at September 30, 2018) Market Cap(1) $238.5 Preferred Equity $26.7 Total Corporate Debt $510.0 Corporate Cash(2) $44.4 Enterprise Value(3) $730.8 (1) Market capitalization on a fully diluted basis, excluding preferred equity, using a common stock price per share of $5.33 on November 6, 2018 (2) Cash and cash equivalents (3) Enterprise Value is calculated by adding market capitalization, total preferred equity and total debt amounts, less corporate cash HC2 does not guarantee future results of any kind. Guidance is subject to risks and uncertainties, including, without limitation, those factors outlined in the “Forward Looking Statements” of this presentation and the “Risk Factors” section of the company’s annual and quarterly reports filed with the Securities and Exchange Commission (SEC). All data as of September 30, 2018 unless otherwise noted © 2 0 1 8 H C 2 H O L D I N G S , I NC. 22

Reconciliations

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended September 30, 2018

(in thousands)

Three Months Ended September 30, 2018	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net Income attributable to HC2 Holdings, Inc.									$ 153,466
Less: Net Income attributable to HC2 Holdings Insurance Segment									141,068
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									23,072
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 9,203	$ (515)	$ (562)	$ 1,302	$ (2,636)	$ (4,686)	$ 4,487	$ (17,267)	$ (10,674)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,851	6,853	1,389	89	35	827	11	21	11,076
Depreciation and amortization (included in cost of revenue)	1,792	-	-	-	-	-	-	-	1,792
Amortization of equity method fair value adjustment at acquisition	-	(371)	-	-	-	-	-	-	(371)
(Gain) loss on sale or disposal of assets	(681)	(118)	-	-	-	(20)	-	-	(819)
Interest expense	594	1,221	408	-	-	534	-	14,588	17,345
Other (income) expense, net	(1,938)	(263)	58	(21)	(14)	361	(3,606)	1,569	(3,854)
Gain on sale and deconsolidation of subsidiary	-	-	-	-	22	-	(1,540)	-	(1,518)
Foreign currency (gain) loss (included in cost of revenue)	-	156	-	-	-	-	-	-	156
Income tax (benefit) expense	3,842	147	7	-	-	-	-	(6,483)	(2,487)
Noncontrolling interest	750	27	(268)	-	(463)	(1,538)	(433)	-	(1,925)
Bonus to be settled in equity	-	-	-	-	-	-	-	165	165
Share-based payment expense	-	492	1	-	52	1,657	75	1,032	3,309
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	538	239	-	105	-	449	-	146	1,477
Adjusted EBITDA	**$ 15,951**	**$ 7,868**	**$ 1,033**	**$ 1,475**	**$ (3,004)**	**$ (2,416)**	**$ (1,006)**	**$ (6,229)**	**$ 13,672**
Total Core Operating Subsidiaries	**$ 26,327**								

© 2018 HC2 Holdings, Inc.

24

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended September 30, 2017

(in thousands)

Three Months Ended September 30, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (5,967)
Less: Net Income attributable to HC2 Holdings Insurance segment									4,280
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,082	$ 844	$ (939)	$ 1,348	$ (6,760)	$ -	$ (600)	$ (11,222)	$ (10,247)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,314	6,221	1,247	94	50	-	272	17	9,215
Depreciation and amortization (included in cost of revenue)	1,293	-	-	-	-	-	-	-	1,293
Amortization of equity method fair value adjustment at acquisition	-	(573)	-	-	-	-	-	-	(573)
(Gain) loss on sale or disposal of assets	486	-	25	-	-	-	-	-	511
Lease termination costs	-	-	-	15	-	-	-	-	15
Interest expense	238	1,021	262	14	-	-	1	11,686	13,222
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	(6,320)	(6,320)
Other (income) expense, net	(165)	888	277	12	(10)	-	(118)	(718)	166
Foreign currency (gain) loss (included in cost of revenue)	-	(238)	-	-	-	-	-	-	(238)
Income tax (benefit) expense	4,481	(137)	-	-	-	-	-	(4,746)	(402)
Noncontrolling interest	558	43	(763)	-	(1,506)	-	(689)	-	(2,357)
Bonus to be settled in equity	-	-	-	-	-	-	-	765	765
Share-based payment expense	-	394	179	-	71	-	19	718	1,381
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	1,501	300	-	-	-	-	-	1,564	3,365
Adjusted EBITDA	**$ 16,788**	**$ 8,763**	**$ 288**	**$ 1,483**	**$ (8,155)**	**$ -**	**$ (1,115)**	**$ (8,256)**	**$ 9,796**
Total Core Operating Subsidiaries	**$ 27,322**								

© 2018 HC2 Holdings, Inc.

25

HC2

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Nine Months Ended September 30, 2018

(in thousands)

Nine Months Ended September 30, 2018									
	Core Operating Subsidiaries				Early Stage & Other			Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination		
Net Income attributable to HC2 Holdings, Inc.									$ 173,836
Less: Net Income attributable to HC2 Holdings Insurance Segment									142,878
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									19,076
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 20,067	$ 4,096	$ (581)	$ 3,395	$ 67,552	$ (29,238)	$ 3,779	$ (57,188)	$ 11,882
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	5,043	20,110	4,092	262	146	2,275	53	62	32,043
Depreciation and amortization (included in cost of revenue)	5,071	-	-	-	-	-	-	-	5,071
Amortization of equity method fair value adjustment at acquisition	-	(1,112)	-	-	-	-	-	-	(1,112)
Asset impairment expense	-	-	277	-	-	104	-	-	381
(Gain) loss on sale or disposal of assets	(253)	(2,779)	(223)	-	-	(12)	-	-	(3,267)
Interest expense	1,462	3,712	1,154	-	-	7,763	2	39,758	53,851
Loss on early extinguishment of debt	-	-	-	-	-	2,537	-	-	2,537
Other (income) expense, net	(1,915)	(1,296)	190	19	70	379	(3,433)	1,073	(4,913)
Gain on sale and deconsolidation of subsidiary	-	-	-	-	(102,119)	-	(1,540)	-	(103,659)
Foreign currency (gain) loss (included in cost of revenue)	-	(366)	-	-	-	-	-	-	(366)
Income tax (benefit) expense	8,992	149	20	-	1	14	(272)	(7,039)	1,865
Noncontrolling interest	1,633	1,693	(277)	-	19,469	(2,848)	(1,055)	-	18,615
Bonus to be settled in equity	-	-	-	-	-	-	-	515	515
Share-based payment expense	-	1,378	5	-	144	2,319	286	3,970	8,102
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	1,353	239	-	182	2,528	3,023	-	564	7,889
Adjusted EBITDA	**$ 41,453**	**$ 25,824**	**$ 4,657**	**$ 3,858**	**$ (12,209)**	**$ (13,684)**	**$ (2,180)**	**$ (18,285)**	**$ 29,434**
Total Core Operating Subsidiaries	**$ 75,792**								

© 2018 HC2 HOLDINGS, INC.

26

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Nine Months Ended September 30, 2017

(in thousands)

Nine Months Ended September 30, 2017	Core Operating Subsidiaries				Early Stage & Other			Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination		
Net (Loss) attributable to HC2 Holdings, Inc.									$ (38,374)
Less: Net Income attributable to HC2 Holdings Insurance Segment									3,683
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 14,464	$ 8,943	$ (2,001)	$ 4,910	$ (14,276)	$ -	$ (9,787)	$ (44,310)	$ (42,057)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	4,194	16,561	3,876	285	129	-	933	50	26,028
Depreciation and amortization (included in cost of revenue)	3,835	-	-	-	-	-	-	-	3,835
Amortization of equity method fair value adjustment at acquisition	-	(1,223)	-	-	-	-	-	-	(1,223)
Asset impairment expense	-	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	93	(3,500)	39	-	-	-	-	-	(3,368)
Lease termination costs	-	249	-	15	-	-	-	-	264
Interest expense	619	3,363	552	37	-	-	2,408	32,431	39,410
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	(6,001)	(6,001)
Other (income) expense, net	(158)	2,443	1,652	77	(25)	-	2,800	(460)	6,329
Foreign currency (gain) loss (included in cost of revenue)	-	(131)	-	-	-	-	-	-	(131)
Income tax (benefit) expense	9,792	239	12	-	(0)	-	0	(9,112)	931
Noncontrolling interest	1,190	381	(2,002)	-	(3,208)	-	(2,666)	-	(6,305)
Bonus to be settled in equity	-	-	-	-	-	-	-	1,350	1,350
Share-based payment expense	-	1,133	361	-	239	-	66	2,207	4,006
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	2,447	300	-	-	-	-	-	3,425	6,172
Adjusted EBITDA	**$ 36,476**	**$ 28,758**	**$ 2,489**	**$ 5,324**	**$ (17,141)**	**$ -**	**$ (4,436)**	**$ (20,420)**	**$ 31,050**
Total Core Operating Subsidiaries	**$ 73,047**								

© 2018 HC2 Holdings, Inc.

27

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended June 30, 2018

(in thousands)

Three Months Ended June 30, 2018

	Core Operating Subsidiaries				Early Stage & Other			Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination		
Net Income attributable to HC2 Holdings, Inc.									$ 55,366
Less: Net Income attributable to HC2 Holdings Insurance Segment									565
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(2,009)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,397	$ 10,864	$ 679	$ 1,040	$ 74,124	$ (11,816)	$ (552)	$ (24,926)	$ 56,810
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,665	6,429	1,359	87	53	743	21	20	10,377
Depreciation and amortization (included in cost of revenue)	1,686	-	-	-	-	-	-	-	1,686
Amortization of equity method fair value adjustment at acquisition	-	(370)	-	-	-	-	-	-	(370)
Asset impairment expense	-	-	277	-	-	104	-	-	381
(Gain) loss on sale or disposal of assets	13	(25)	(192)	-	-	8	-	-	(196)
Interest expense	458	1,328	426	-	-	1,523	-	13,446	17,181
Loss on early extinguishment of debt	-	-	-	-	-	2,537	-	-	2,537
Gain on sale and deconsolidation of subsidiary	-	-	-	-	(102,141)	-	-	-	(102,141)
Other (income) expense, net	(66)	(1,981)	66	99	56	93	121	226	(1,386)
Foreign currency (gain) loss (included in cost of revenue)	-	(420)	-	-	-	-	-	-	(420)
Income tax (benefit) expense	3,318	68	13	-	1	14	(272)	2,759	5,901
Noncontrolling interest	601	4,030	324	-	20,679	(700)	(536)	-	24,398
Bonus to be settled in equity	-	-	-	-	-	-	-	175	175
Share-based payment expense	-	476	2	-	18	349	200	2,660	3,705
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	456	-	-	49	2,355	928	-	240	4,028
Adjusted EBITDA	**$ 15,528**	**$ 20,399**	**$ 2,954**	**$ 1,275**	**$ (4,855)**	**$ (6,217)**	**$ (1,018)**	**$ (5,400)**	**$ 22,666**
Total Core Operating Subsidiaries	**$ 40,156**								

© 2018 HC2 Holdings, Inc.

28

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended March 31, 2018

(in thousands)

Three Months Ended March 31, 2018	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net Income (loss) attributable to HC2 Holdings, Inc.									$ (34,996)
Less: Net Income attributable to HC2 Holdings Insurance Segment									1,245
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(1,987)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 3,467	$ (6,253)	$ (698)	$ 1,053	$ (3,936)	$ (12,736)	$ (156)	$ (14,995)	$ (34,254)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:						-			
Depreciation and amortization	1,527	6,828	1,344	86	58	705	21	21	10,590
Depreciation and amortization (included in cost of revenue)	1,593	-	-	-	-	-	-	-	1,593
Amortization of equity method fair value adjustment at acquisition	-	(371)	-	-	-	-	-	-	(371)
(Gain) loss on sale or disposal of assets	415	(2,636)	(31)	-	-	-	-	-	(2,252)
Interest expense	410	1,163	320	-	-	5,706	2	11,724	19,325
Other (income) expense, net	89	948	66	(59)	28	(75)	52	(722)	327
Foreign currency (gain) loss (included in cost of revenue)	-	(102)	-	-	-	-	-	-	(102)
Income tax (benefit) expense	1,832	(66)	-	-	-	-	-	(3,315)	(1,549)
Noncontrolling interest	282	(2,364)	(333)	-	(747)	(610)	(86)	-	(3,858)
Bonus to be settled in equity	-	-	-	-	-	-	-	175	175
Share-based payment expense	-	410	2	-	74	313	11	278	1,088
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	359	-	-	28	173	1,646	-	178	2,384
Adjusted EBITDA	**$ 9,974**	**$ (2,443)**	**$ 670**	**$ 1,108**	**$ (4,350)**	**$ (5,051)**	**$ (156)**	**$ (6,656)**	**$ (6,904)**
Total Core Operating Subsidiaries	**$ 9,309**								

© 2018 HC2 HOLDINGS, INC.
29

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Full Year Ended December 31, 2017

(in thousands)

Year Ended December 31, 2017	Core Operating Subsidiaries				Early Stage & Other			Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination		
Net loss attributable to HC2 Holdings, Inc.									$ (46,911)
Less: Net Income attributable to HC2 Holdings Insurance segment									7,066
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 23,624	$ 15,173	$ (516)	$ 6,163	$ (18,098)	$ (4,941)	$ (13,064)	$ (62,318)	$ (53,977)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	5,583	22,898	5,071	371	186	302	1,206	71	35,688
Depreciation and amortization (included in cost of revenue)	5,254	-	-	-	-	-	-	-	5,254
Amortization of equity method fair value adjustment at acquisition	-	(1,594)	-	-	-	-	-	-	(1,594)
Asset impairment expense	-	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	292	(3,500)	247	181	-	-	-	-	(2,780)
Lease termination costs	-	249	-	17	-	-	-	-	266
Interest expense	976	4,392	1,181	41	-	1,963	2,410	44,135	55,098
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	(11,411)	(11,411)
Other (income) expense, net	(41)	2,683	1,488	149	(17)	41	6,500	(92)	10,711
Foreign currency (gain) loss (included in cost of revenue)	-	(79)	-	-	-	-	-	-	(79)
Income tax (benefit) expense	10,679	203	(4,243)	7	(820)	(1,811)	682	(10,185)	(5,488)
Noncontrolling interest	1,941	260	(681)	-	(3,936)	755	(1,919)	-	(3,580)
Bonus to be settled in equity	-	-	-	-	-	-	-	4,130	4,130
Share-based compensation expense	-	1,527	364	-	319	194	85	2,754	5,243
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	3,280	1,815	-	-	-	2,648	-	3,764	11,507
Adjusted EBITDA	**$ 51,588**	**$ 44,027**	**$ 2,911**	**$ 6,929**	**$ (22,366)**	**$ (849)**	**$ (2,290)**	**$ (29,152)**	**$ 50,798**
Total Core Operating Subsidiaries	**$ 105,455**								

© 2018 HC2 Holdings, Inc.

30

HC2

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended December 31, 2017

(in thousands)

Three Months Ended December 31, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (8,537)
Less: Net Income attributable to HC2 Holdings Insurance segment									3,383
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 9,160	$ 6,230	$ 1,485	$ 1,253	$ (3,822)	$ (4,941)	$ (3,277)	$ (18,008)	$ (11,920)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,389	6,337	1,195	86	57	302	273	21	9,660
Depreciation and amortization (included in cost of revenue)	1,419	-	-	-	-	-	-	-	1,419
Amortization of equity method fair value adjustment at acquisition	-	(371)	-	-	-	-	-	-	(371)
Asset impairment expense	-	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	199	-	208	181	-	-	-	-	588
Lease termination costs	-	-	-	2	-	-	-	-	2
Interest expense	357	1,029	629	4	-	1,963	2	11,704	15,688
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	(5,410)	(5,410)
Other (income) expense, net	117	240	(164)	72	8	41	3,700	368	4,382
Foreign currency (gain) loss (included in cost of revenue)	-	52	-	-	-	-	-	-	52
Income tax (benefit) expense	887	(36)	(4,255)	7	(820)	(1,811)	682	(1,073)	(6,419)
Noncontrolling interest	751	(121)	1,321	-	(728)	755	747	-	2,725
Bonus to be settled in equity	-	-	-	-	-	-	-	2,780	2,780
Share-based compensation expense	-	394	3	-	80	194	19	547	1,237
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	833	1,515	-	-	-	2,648	-	339	5,335
Adjusted EBITDA	**$ 15,112**	**$ 15,269**	**$ 422**	**$ 1,605**	**$ (5,225)**	**$ (849)**	**$ 2,146**	**$ (8,732)**	**$ 19,748**
Total Core Operating Subsidiaries	**$ 32,408**								

© 2018 HC2 Holdings, Inc.

31

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended June 30, 2017

(in thousands)

Three Months Ended June 30, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (17,911)
Less: Net Income attributable to HC2 Holdings Insurance segment									164
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 4,179	$ (3,053)	$ (365)	$ 2,060	$ (4,106)	$ -	$ (3,757)	$ (13,033)	$ (18,075)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,240	5,255	1,381	94	41	-	331	16	8,358
Depreciation and amortization (included in cost of revenue)	1,302	-	-	-	-	-	-	-	1,302
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	-	(325)
Asset impairment expense	-	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	(145)	-	18	-	-	-	-	-	(127)
Lease termination costs	-	55	-	-	-	-	-	-	55
Interest expense	174	1,040	154	14	-	-	16	10,675	12,073
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	88	88
Other (income) expense, net	28	490	255	(9)	(11)	-	803	214	1,770
Foreign currency (gain) loss (included in cost of revenue)	-	83	-	-	-	-	-	-	83
Income tax (benefit) expense	3,232	(134)	(1)	-	-	-	-	(6,543)	(3,446)
Noncontrolling interest	369	(156)	(492)	-	(911)	-	(1,372)	-	(2,562)
Bonus to be settled in equity	-	-	-	-	-	-	-	585	585
Share-based compensation expense	-	394	91	-	76	-	18	527	1,106
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	701	-	-	-	-	-	-	1,168	1,869
Adjusted EBITDA	**$ 11,080**	**$ 3,649**	**$ 1,041**	**$ 2,159**	**$ (4,911)**	**$ -**	**$ (2,151)**	**$ (6,303)**	**$ 4,564**
Total Core Operating Subsidiaries	**$ 17,929**								

© 2018 HC2 Holdings, Inc.

32

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended March 31, 2017

(in thousands)

Three Months Ended March 31, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (14,496)
Less: Net loss attributable to HC2 Holdings Insurance segment									(761)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 3,203	$ 11,152	$ (697)	$ 1,502	$ (3,410)	$ -	$ (5,430)	$ (20,055)	$ (13,735)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,640	5,085	1,248	97	38	-	330	16	8,454
Depreciation and amortization (included in cost of revenue)	1,240	-	-	-	-	-	-	-	1,240
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	-	(325)
Asset impairment expense	-	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	(248)	(3,500)	(4)	-	-	-	-	-	(3,752)
Lease termination costs	-	194	-	-	-	-	-	-	194
Interest expense	207	1,302	136	9	-	-	2,391	10,070	14,115
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	231	231
Other (income) expense, net	(21)	1,065	1,120	74	(4)	-	2,115	44	4,393
Foreign currency (gain) loss (included in cost of revenue)	-	24	-	-	-	-	-	-	24
Income tax (benefit) expense	2,079	510	13	-	-	-	-	2,177	4,779
Noncontrolling interest	263	494	(747)	-	(791)	-	(605)	-	(1,386)
Bonus to be settled in equity	-	-	-	-	-	-	-	-	-
Share-based compensation expense	-	345	91	-	92	-	29	962	1,519
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	245	-	-	-	-	-	-	693	938
Adjusted EBITDA	**$ 8,608**	**$ 16,346**	**$ 1,160**	**$ 1,682**	**$ (4,075)**	**$ -**	**$ (1,170)**	**$ (5,862)**	**$ 16,689**
Total Core Operating Subsidiaries	**$ 27,796**								

© 2018 HC2 Holdings, Inc.

33

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Full Year Ended December 31, 2016

(in thousands)

Year Ended December 31, 2016

	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination		
Net loss attributable to HC2 Holdings, Inc.								$ (94,549)
Less: Net loss attributable to HC2 Holdings Insurance segment								(14,028)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 28,002	$ 17,447	$ 7	$ 1,435	$ (7,646)	$ (24,800)	$ (94,966)	$ (80,521)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,892	22,007	2,248	504	124	1,480	9	28,264
Depreciation and amortization (included in cost of revenue)	4,370	-	-	-	-	-	-	4,370
Amortization of equity method fair value adjustment at acquisition	-	(1,371)	-	-	-	-	-	(1,371)
(Gain) loss on sale or disposal of assets	1,663	(9)	-	708	-	-	-	2,362
Lease termination costs	-	-	-	179	-	-	-	179
Interest expense	1,239	4,774	211	-	-	1,164	35,987	43,375
Net loss (gain) on contingent consideration	-	(2,482)	-	-	-	-	11,411	8,929
Other (income) expense, net	(163)	(2,424)	(8)	(87)	(3,213)	9,987	(1,277)	2,815
Foreign currency (gain) loss (included in cost of revenue)	-	(1,106)	-	-	-	-	-	(1,106)
Income tax (benefit) expense	18,727	1,394	(535)	2,803	1,558	3,250	11,245	38,442
Noncontrolling interest	1,834	974	(4)	-	(3,111)	(2,575)	-	(2,882)
Bonus to be settled in equity	-	-	-	-	-	-	2,503	2,503
Share-based compensation expense	-	1,682	597	-	251	273	5,545	8,348
Non-recurring items	-	-	-	-	-	-	1,513	1,513
Acquisition Costs	2,296	290	27	18	-	-	2,312	4,943
Adjusted EBITDA	**$ 59,860**	**$ 41,176**	**$ 2,543**	**$ 5,560**	**$ (12,037)**	**$ (11,221)**	**$ (25,718)**	**$ 60,163**
Total Core Operating Subsidiaries	**$ 109,139**							

© 2018 HC2 HOLDINGS, INC.

34

Reconciliation of U.S. GAAP Net Income (Loss) to Insurance Adjusted Operating Income (in thousands) Adjusted Operating Income - Insurance ("Insurance AOI") YTD 2018 Q3 2018 Q2 2018 Q1 2018 FY 2017 Q4 2017 Q3 2017 Q2 2017 Q1 2017 FY 2016 Net Income (loss) - Insurance segment $ 142,878 $ 141,068 $ 565 $ 1,245 $ 7,066 $ 3,381 $ 4,282 $ 164 $ (761) $ (14,028) Effect of inv estment (gains) losses (27,086) (20,147) (4,429) (2,510) (4,983) (2,129) (978) (1,095) (781) (5,019) Asset impairment expense - - - - 3,364 - - 2,842 522 2,400 Bargain Purchase Gain (109,112) (109,112) - - - - - - - - Reinsurance Gain (17,715) (17,715) - - - - - - - - Acquisition costs 2,367 1,305 759 303 2,535 1,377 422 736 - 714 Insurance AOI $ (8,668) $ (4,601) $ (3,105) $ (962) $ 7,982 $ 2,629 $ 3,726 $ 2,647 $ (1,020) $ (15,933) Addback: Tax expense (benefit) - (6,741) 3,560 3,181 16,228 992 13,263 1,461 512 13,196 Pre-tax Insurance AOI $ (8,668) $ (11,342) $ 455 $ 2,219 $ 24,210 $ 3,621 $ 16,989 $ 4,108 $ (508) $ (2,737) © 2 0 1 8 H C 2 H O L D I N G S , I NC. 35

HC2 HOLDINGS, INC. A n d r e w G . B a c k m a n • i r @ h c 2 . c o m • 2 1 2 . 2 3 5 . 2 6 9 1 • 4 5 0 P a r k A v e n u e , 3 0 th F l o o r , N e w Y o r k , N Y 1 0 0 2 2 © HC2 Holdings, Inc. 2018 November 2018